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                                                                     EXHIBIT 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (Nos. 33-31315, 33-61734, and 33-71839) of American Precision Industries Inc. of our report dated February 16, 1998 appearing on page 21 of this Form 10-K.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP


Buffalo, New York
March 24, 1998